SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Brookline Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
    5) Total fee paid:

       -------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
    3) Filing Party:

       -------------------------------------------------------------------------
    4) Date Filed:

       -------------------------------------------------------------------------

March 15, 1999


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Brookline Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446, at 10:00 a.m., Eastern Standard Time, on April 15, 1999.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of five directors and the approval of each of the Company's 1999 Stock Option Plan and 1999 Recognition and Retention Plan. For the reasons set forth in the Proxy Statement, the Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,



Richard P. Chapman, Jr.
President and Chief Executive Officer

                             Brookline Bancorp, Inc.
                              160 Washington Street
                         Brookline, Massachusetts 02447
                                 (617) 730-3500

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 15, 1999

           Notice is hereby given that the Annual Meeting of Brookline Bancorp, Inc., (the "Company") will be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446 at 10:00 a.m., Eastern Standard Time, on April 15, 1999.

           A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

           The Annual Meeting is for the purpose of considering and acting upon:

           1. The election of five Directors to the Board of Directors;

           2. The approval of the Company's 1999 Stock Option Plan;

           3. The approval of the Company's 1999 Recognition and Retention Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

           Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 8, 1999 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

           A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's main office, 160 Washington Street, Brookline, Massachusetts 02447, for the ten days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.

           EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                           By Order of the Board of Directors



                                           George C. Caner, Jr.
                                           Secretary


March 15, 1999


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                             Brookline Bancorp, Inc.
                              160 Washington Street
                         Brookline, Massachusetts 02447
                                 (617) 730-3500


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 15, 1999

           This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Brookline Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446, on April 15, 1999, at 10:00 a.m., Eastern Standard Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 15, 1999.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

           Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the election of the nominees for directors named in this Proxy Statement, "FOR" the approval of the 1999 Stock Option Plan and "FOR" the approval of the 1999 Recognition and Retention Plan.

           The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

           Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

           The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or telegraph by the Company's directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

           Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), as of the close of business on March 8, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 29,095,000 shares issued and 28,981,500 shares outstanding, 15,420,350 of which were held by Brookline Bancorp, M.H.C. (the "Mutual Holding Company"), and 13,561,150 of which were held by stockholders other than the Mutual Holding Company ("Minority Stockholders"). The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

           Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. As to the approval of each of the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan, the approval of such matter shall be determined by a majority of votes cast, without regard to broker non-votes or proxies marked "ABSTAIN."

           Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

           Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.


                                                           Amount of Shares
                                                           Owned and Nature                  Percent of Shares
         Name and Address of                                of Beneficial                     of Common Stock
          Beneficial Owners                                Ownership(1)(4)                      Outstanding
          -----------------                                ---------------                      -----------
        Directors and Officers(2):
        Oliver F. Ames                                          35,000                              0.1%
        Dennis S. Aronowitz                                      3,983                              *
        George C. Caner, Jr.                                    10,000                              *
        David C. Chapin                                          9,500                              *
        Richard P. Chapman, Jr.                                 61,119                              0.2
        William G. Coughlin                                     40,000                              0.1
        John L. Hall, II                                         3,000                              *
        Charles H. Peck                                         13,619                              *
        Hollis W. Plimpton, Jr.                                  1,500                              *
        Edward D. Rowley                                         3,060                              *
        Joseph J. Slotnik                                       11,172                              *
        William V. Tripp, III                                    2,893                              *
        Rosamond B. Vaule                                       30,000                              0.1
        Peter O. Wilde                                           2,140                              *
        Franklin Wyman, Jr.                                     40,000                              0.1
        Paul R. Bechet                                          30,000                              0.1
        Susan M. Ginns                                           8,050                              *
                                                               -------
        All Directors and Executive Officers
          as a Group (17 persons)(3)                           305,036                              1.0%
                                                               =======                              ===

        Principal Stockholders:
        Brookline Bancorp, M.H.C.(3)                        15,420,350                             53.2%
        160 Washington Street
        Brookline, Massachusetts 02447

-----------------------------------
(footnotes on following page)


                                        2



        Brookline Savings Bank                                 391,673                              1.4%
        Employee Stock Ownership Plan (4)
        160 Washington Street
        Brookline, Massachusetts 02447

-----------------------------
*     Less than one-tenth of 1%.
(1) A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.
(2) The mailing address for each person is listed as 160 Washington Street, Brookline, Massachusetts 02447.
(3) The Company's executive officers and directors are also executive officers and trustees of the Mutual Holding Company, except for Ms. Ginns.
(4) Under the Brookline Savings Bank Employee Stock Ownership Plan and Trust (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the trustee of the ESOP in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares. As of the Record Date, 15,927 shares of Common Stock had been allocated to the accounts of employees under the ESOP. The 391,673 shares set forth in the table reflect unallocated shares only.


--------------------------------------------------------------------------------
                        PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

           The Company's Board of Directors currently is composed of 15 members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Five directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors, George C. Caner, Jr., Richard P. Chapman, Jr., Edward D. Rowley, William V. Tripp, III and Peter O. Wilde, all of whom are currently members of the Board of Directors.

           The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


                                                                                                          Shares of
                                                                                                         Common Stock
                                                                                                         Beneficially
                                                  Positions               Director      Current Term      Owned on          Percent
      Name(1)                 Age                   Held                  Since(2)       to Expire      Record Date(3)      of Class
---------------------     ----------      -------------------------     -----------     ------------    --------------      --------
                                                               NOMINEES

George C. Caner, Jr.          73                  Secretary                 1966           1999             10,000             *
Richard P. Chapman, Jr.       64                 President and              1972           1999             61,119             0.2%
                                           Chief Executive Officer
Edward D. Rowley              80                  Director                  1966           1999              3,060             *
William V. Tripp, III         60                  Director                  1975           1999              2,893             *
Peter O. Wilde                59                  Director                  1993           1999              2,140             *



                                        3



                                                    DIRECTORS CONTINUING IN OFFICE

Oliver F. Ames                78                  Director                  1973           2000             35,000             0.1
Dennis S. Aronowitz           67                  Director                  1991           2000              3,983             *
David C. Chapin               62                  Director                  1989           2001              9,500             *
William G. Coughlin           66                  Director                  1976           2000             40,000             0.1
John L. Hall, II              59                  Director                  1983           2001              3,000             *
Charles H. Peck               58                  Director                  1995           2001             13,619             *
Hollis W. Plimpton, Jr.       68                  Director                  1974           2001              1,500             *
Joseph J. Slotnik             62                  Director                  1970           2000             11,172             *
Rosamond B. Vaule             61                  Director                  1989           2001             30,000             0.1
Franklin Wyman, Jr.           77                  Director                  1974           2001             40,000             0.1


(1) The mailing address for each person listed is 160 Washington Street, Brookline, Massachusetts 02447. Each of the persons listed is also a trustee of Brookline Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock.
(2) Reflects initial appointment to the Board of Trustees of the mutual predecessor, Brookline Savings Bank. With the exception of Messrs. Aronowitz, Caner, Hall, Peck, Plimpton, Rowley and Ms. Vaule, all directors of the Company continue to serve as directors of the Bank.
(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
*   Less than one-tenth of 1%.

           The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

           Oliver F. Ames has served as a director of the Bank since 1973 and as a member of the Executive Committee (formerly the Board of Investment) of the Bank since 1974. Mr. Ames serves on the board of directors of a number of civic and charitable organizations. From 1962 through 1970, Mr. Ames served as a State Senator.

           Dennis S. Aronowitz has served as a director of the Bank since 1991. In 1996, Mr. Aronowitz, an attorney, retired from Boston University where he served on the faculty of the Law School since 1967 and was Director of the Banking Law Center and Graduate Banking Law programs. He also is a trustee of a number of John Hancock mutual funds.

           George C. Caner, Jr. has served as a director of the Bank since 1966 and also serves as the Clerk of the Bank and Secretary of the Company. Mr. Caner is an attorney at the law firm of Ropes & Gray, where he was a partner from 1965 through 1996. Mr. Caner currently is Of Counsel at the firm.

           David C. Chapin has served as a director of the Bank since 1989. Mr. Chapin is President of Cameron Properties, a real estate investment, property appraisal and management company, and has served in that capacity since 1975.

           Richard P. Chapman, Jr. has served as a director of the Bank since 1972 and also has served as President of the Bank since 1973 and Chief Executive Officer since 1975. He has served as President and Chief Executive Officer of the Company since its organization in 1998. Mr. Chapman is also a trustee of a number of John Hancock mutual funds, a director of Lumber Insurance Cos. and a trustee of Northeastern University.

           William G. Coughlin has served as a director of the Bank since 1976 and became a member of the Executive Committee in 1997. Mr. Coughlin is a private investor in commercial real estate.

           John L. Hall, II has served as a director of the Bank since 1983. Mr. Hall is President of Hall Properties, Inc., a real estate investment, management and development company, and has served in that capacity since 1989.

           Charles H. Peck has served as a director of the Bank since 1995. Mr. Peck also is an Executive Vice President of the Bank and the Company, and has served as the Senior Loan Officer of the Bank since 1970.

           Hollis W. Plimpton, Jr. has served as a director of the Bank since 1974. Reverend Plimpton is Rector of St. George's Anglican Church.

           Edward D. Rowley has been a director of the Bank since 1966. Prior to his retirement, Mr. Rowley was associated with a retail merchandising firm and served in an administrative position at the Harvard Business School.

           Joseph J. Slotnik has served as a director of the Bank since 1970 and a member of the Executive Committee since 1974. Mr. Slotnik is a private investor and previously was managing partner of the Boston office of a brokerage and investment firm.

           William V. Tripp, III has served as a director of the Bank since 1975. Mr. Tripp is an attorney and partner at Sherburne, Powers and Needham, P.C., and has been with that firm since 1968.

           Rosamond B. Vaule has served as a director of the Bank since 1989. Ms. Vaule is active in volunteer work for various educational and charitable organizations.

           Peter O. Wilde has served as a director of the Bank since 1993. In 1997, Mr. Wilde became Managing Director of Beckwith Bemis Incorporated, a coatings and finishing company. Previously, he was Vice President of Finance and Administration at Ran Demo, Inc., a materials technology company, and served in that position since 1991.

           Franklin Wyman, Jr. has served as a director of the Bank since 1974 and became a member of the Executive Committee in 1979. Mr. Wyman is Chairman and Treasurer of O'Conor, Wright, Wyman, Inc., a consulting firm providing advisory services in mergers and acquisitions, where he has been since 1984. He is also a director of Unitil Corporation, an electric utility company in New Hampshire, and a director of Fitchburg Gas & Electric Company.

           Executive Officers of the Company Who Are Not Directors

           Paul R. Bechet is Senior Vice President and Chief Financial Officer of the Bank, a position he has held since June 1997. He also serves as Senior Vice President and Chief Financial Officer of the Company. Mr. Bechet is a certified public accountant who, prior to joining the Bank, was a partner at KPMG Peat Marwick LLP since 1972. His primary areas of responsibility include financial reporting and risk management.

           Susan M. Ginns is Senior Vice President and Treasurer of the Bank, a position she has held since 1987. She also serves as Senior Vice President and Treasurer of the Company. Her primary areas of responsibility include retail banking, marketing and personnel.

Ownership Reports by Officers and Directors

           The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3,4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis, with the exception of director Edward D. Rowley, who failed to timely report on a purchase of 60 shares by his spouse in March 1998.

Meetings and Committees of the Board of Directors

           The business of the Boards of Directors of the Company and the Bank is conducted through meetings and activities of the Boards and their committees. The Board of the Company has the following committees: Audit Committee, CRA Committee, Bond and Salary Committee, Executive Committee and Nominating Committee. The Board of the Bank has the following committees: Audit Committee, Bond and Salary Committee, Executive Committee, Loan Committee, Nominating Committee and Watch Committee.

           During the year ended December 31, 1998, the Board of Directors of the Company held three regular meetings and the Board of Directors of the Bank held nine regular meetings. During the year ended December 31, 1998, no director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

           The Audit Committees of the Company and the Bank consist of directors Chapin, Tripp and Wilde. The committees met quarterly to review the contents of and conclusions in audit reports prepared by the internal auditor and the Company's independent auditors, to review and approve the annual engagement of the Company's independent auditors, the Company's audit policy, the internal audit function and the plan of audit coverage, and to review with management the Company's financial statements and internal controls.

           The CRA Committee consists of directors Ames, Aronowitz and Vaule. The Committee met quarterly to review the status of the Bank's CRA program and any reports issued by regulators resulting from their examination of the Bank's compliance with CRA regulations.

           The Bond and Salary Committee of the Company and the Bank consists of directors Ames, Slotnik, Tripp and Wyman. The Committee met twice during the year ended December 31, 1998 to review executive compensation and the Company's blanket bond and directors' and officers' insurance coverage. It recommends the compensation to be paid to the Company's three highest paid officers, establishes the parameters that must be met for bonuses to be paid to selected officers and approves the actual amounts of bonuses paid.

           The Nominating Committee of the Company and the Bank consists of directors Coughlin, Wilde and Wyman. The Committee meets as needed to identify, evaluate and recommend to the Board of Directors potential candidates for election as directors and appointments to the Board's committees. It also reviews officer candidates and recommends to the Board of Directors their election to office.

           The Executive Committee consists of directors Ames, Chapman, Coughlin, Slotnik and Wyman. The Committee met 15 times during the year ended December 31, 1998 to exercise general control and supervision of all matters pertaining to the interests of the Company and the Bank, subject at all times to the direction of the Board of Directors.

           The Loan Committee consists of directors Chapman, Coughlin and Wyman. The Committee generally meets weekly to review and approve all loan requests over $400,000.

           The Watch Committee consists of directors Chapman and Slotnik. The Committee met quarterly to review the status of the loan portfolio and OREO properties, the classification of loans and the adequacy of the allowance for losses on loans and OREO.

Performance Graph

           Set forth hereunder is a performance graph comparing (a) the total return on the Common Stock for the period beginning on March 25, 1998 through December 31, 1998, (b) the cumulative total return on stocks included in the S&P 500 Index over such period, (c) the cumulative total return on stocks included in the SNL MHC Thrift Index over such period, and (d) the cumulative total return on stocks included in the SNL New England Thrift Index over such period. The cumulative total return on the Common Stock was computed assuming the reinvestment of cash dividends during the period.


--------------------------------------------------------------------------------
                             Brookline Bancorp, Inc.
--------------------------------------------------------------------------------


[TABULAR REPRESENTATION OF BAR CHART]


                                                                      Period Ending
                                              -----------------------------------------------------------
Index                                         3/25/98           6/30/98          9/30/98         12/31/98
---------------------------------------------------------------------------------------------------------
Brookline Bancorp, Inc.                       100.00              89.81            71.95            69.94
S&P 500                                       100.00             103.30            93.03           112.83
SNL New England Thrift Index                  100.00              96.23            74.11            81.59
MHC Thrifts                                   100.00              90.59            63.56            64.83


           There can be no assurance that the Common Stock's performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

Personnel Committee Interlocks and Insider Participation

           The full Board of Directors of the Company approves the salaries to be paid each year to the three highest paid officers of the Company, based on the recommendations of the Bond and Salary Committee. Richard P. Chapman, Jr. and Charles H. Peck are directors of the Company in addition to being the President and Chief Executive Officer and Executive Vice President, respectively, of the Company and of the Bank. Messrs. Chapman and Peck do not participate in the Board of Directors' determination of compensation for their respective offices.

Report of the Bond and Salary Committee of the Board of Directors on Executive Compensation

           Under rules established by the SEC, the Company is required to provide certain data and information regarding compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Bond and Salary Committee of the Board of Directors has prepared the following report for inclusion in this proxy statement.

           The Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the employment agreements of the Chief Executive Officer and other executive officers should be extended, the Committee took into account the individual performance of each executive officer and the performance of the Company under the direction of the executive officers. Other factors considered by the Committee in 1998 included each executive officer's general managerial oversight of the Company, the quality of communications with the Board of Directors, and the Company's record of compliance with regulatory requirements.

           While the Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of the Company's operations, the experience, expertise and management skills of the executive officers and their roles in the future success of the Company, as well as compensation surveys prepared by banking associations and professional firms to determine compensation paid to executives performing similar duties for similarly-sized financial institutions in the New England and Mid-Atlantic Regions. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

           The amount of bonus payments to an executive officer is based on the performance of the Company as measured against certain quantitative thresholds. Specifically, bonus payments are based on the Company's level of net operating income, net interest margin, non-performing assets and operating expenses. The performance thresholds for bonus payments have been established by the full Board of Directors. In 1998, the Committee did not recommend any changes to the bonus payments derived from the application of the foregoing quantitative criteria.

           With respect to Richard P. Chapman, Jr., the Chief Executive Officer, the Committee recommended to the full Board of Directors a $35,000 increase in base salary to $365,000 in 1998. Mr. Chapman's annual bonus was increased by $10,500 to $109,500 for 1998.

           This report has been provided by the Bond and Salary Committee:

           Oliver F. Ames                           Joseph J. Slotnick
           William V. Tripp, III                    Franklin Wyman, Jr.

Directors' Compensation

           Executive officers of the Company and the Bank receive no fees for service on the Board of Directors of the Company and the Bank or on any committees of the Boards. Directors of the Company receive an annual retainer of $1,000 and directors of the Bank (comprised of seven outside directors of the Company and Mr. Chapman) receive an annual retainer of $5,000. Payment of retainers commenced in April 1998 and, accordingly, only 75% of the annual retainers were paid in 1998. Directors of the Company receive fees of $750 for each meeting attended except for the Secretary of the Company who receives $900 for each meeting. No additional fees are paid to directors who also attend meetings of the Bank held on the same day as meetings of the Company. When Board meetings are held concurrently with meetings of the Board of Trustees of Brookline Bancorp, MHC, meeting fees are partially assumed by Brookline Bancorp, MHC.

           Members of the Audit Committee and the CRA Committee receive fees of $750 for each meeting attended. The chairman of the Audit Committee receives an additional annual retainer of $2,000. Members of the Executive Committee of the Bank receive an annual retainer of $5,000 plus fees of $750 for each meeting attended. The Vice Chairman of the Committee receives an additional retainer of $4,000. Members of the Loan Committee of the Bank receive an annual retainer of $18,000. The outside director on the Watch Committee receives an annual retainer of $5,000 and an additional $2,000 for serving as Chairman of the Committee.

Executive Compensation

           The following table sets forth the cash compensation paid and bonuses accrued as well as certain other compensation paid or accrued for services rendered in all capacities during the year ended December 31, 1998 to the Chief Executive Officer of the Company and the three other executive officers of the Company who received total annual compensation in excess of $100,000 ("Named Executive Officers").


                                                                                        Long-term compensation
                                                                                  ----------------------------------
                                                    Annual compensation                    Awards            Payout
                                        ---------------------------------------   ------------------------  --------
                               Year                                   Other       Restricted      Options/
                               ended                                  annual        stock           SARS                    All
           Name and            12/31                               compensation     awards           (#)       LTIP        other
      principal position        (1)       Salary        Bonus         (2)(5)          (3)            (4)      payouts   compensation
----------------------------  -------   ---------     ---------    ------------    ----------      -------    -------   ------------
Richard P. Chapman, Jr.        1998     $365,000      $109,500       $17,178          --             --        --            --
      President and Chief
      Executive Officer
Charles H. Peck                1998      175,000        43,750       11,762           --             --        --            --
      Executive Vice
      President
Paul R. Bechet                 1998      127,500        31,875        7,459           --             --        --            --
      Senior Vice President
      and Chief Financial
      Officer
Susan M. Ginns                 1998      120,000        30,000        9,184           --             --        --            --
      Senior Vice President
      and Treasurer

----------------
(1) In accordance with the rules on executive officer and director compensation disclosure adopted by the SEC, summary compensation information is excluded for the years ended December 31, 1997 and 1996, as the Company was not a public company during such periods.
(2) The Company also provides certain members of senior management with the use of an automobile, club membership dues and certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer.
(3) Does not include awards pursuant to the stock plans, as such awards were not earned or granted in 1998. For a discussion of the terms of the stock plan which is to be considered by stockholders at the Annual Meeting, see Proposal 3 - Approval of the Brookline Bancorp, Inc. 1999 Recognition and Retention Plan.
(4) No stock options or SARs were earned or granted in 1998. For a discussion of the stock option plan which is to be considered by stockholders at the Annual Meeting, see Proposal 2 - Approval of the Brookline Bancorp, Inc. 1999 Stock Option Plan.
(5) Includes premium paid for group term life insurance and medical and dental insurance coverage.

Employment and Severance Agreements

           Employment Agreements. The Bank has entered into substantially identical employment agreements with Messrs. Chapman and Peck. Each of the agreements has a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreements, the current Base Salaries for Messrs. Chapman and Peck are $385,000 and $185,000, respectively. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his current offices,
(ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times the Base Salary and the highest bonus paid during any of the last three years. Messrs. Chapman and Peck would receive an aggregate of $2.2 million pursuant to their employment agreements upon a change in control of the Bank or the Company, based upon current levels of compensation. The Bank also would continue the executive's life, health, dental and disability coverage for 36 months from the date of termination. In the event the payments to the executive include an "excess parachute payment" as defined by Code Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

           Under the agreement, the executive's employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay him his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

           Severance Agreements. The Bank has entered into severance agreements (the "Severance Agreements") with seven other officers of the Bank, including Mr. Bechet and Ms. Ginns, which provide certain benefits in the event of a change in control of the Bank or the Company. Each of the Severance Agreements provides for a term of 36 months. Commencing on each anniversary date, the Board of Directors may extend any Severance Agreement for an additional year. The Severance Agreements enable the Bank to offer to designated officers certain protections against termination without cause in the event of a "change in control." For these purposes, a "change in control" is defined generally to mean: (i) consummation of a plan of reorganization, merger or sale of substantially all of the assets of the Bank or the Company where the Bank or the Company is not the surviving entity; (ii) changes to the Board of Directors of the Bank or the Company whereby individuals who constitute the current Board cease to constitute a majority of the Board, subject to certain exceptions;
(iii) a change in "control" as defined by the BHCA, in effect on the date of the Severance Agreement; (iv) a transaction or occurrence whereby any person becomes the beneficial owner of 25% or more of the voting securities of the Company; and
(v) a tender offer is made for 25% or more of the voting securities of the Company and 25% or more of the stockholders have tendered their shares. Mr. Bechet and Ms. Ginns would receive an aggregate of $302,600 and the remaining officers would receive an aggregate of $433,400, pursuant to their severance agreements upon a change in control of the Bank or the Company. These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and the Bank may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections. Although the Severance Agreements may have the effect of making a takeover more expensive to an acquiror, the Bank believes that the benefits of enhancing the Bank's ability to attract and retain qualified management persons by offering the Severance Agreements outweighs any disadvantage of such agreements.

           Following a change in control of the Company or the Bank, an officer is entitled to a payment under the Severance Agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, or if the officer voluntarily terminates employment during the term of such agreement as the result of a demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. In the event that an officer who is a party to a Severance Agreement is entitled to receive payments pursuant to the Severance Agreement, he will receive a cash payment up to a maximum of one times the average of the three preceding years' annual base salary and bonuses. In addition to the severance payment, each covered officer is entitled to receive life, health, dental and disability coverage for a period of up to 12 months from the date of termination. Notwithstanding any provision to the contrary in the Severance Agreement, payments under the Severance Agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Compensation of Officers and Directors through Benefit Plans

           The Bank's current tax-qualified employee pension benefit plans consist of a defined benefit pension plan and a profit sharing plan with a salary deferral feature under section 401(k) of the Code.

           Medical, Dental, Life and Other Similar Employee Benefit Plans. The Bank provides eligible employees (i.e., generally full-time employees and employees who work more than 17 1/2 hours per week) with group life (after three months of employment), accidental death and dismemberment, and long term disability coverage. For its eligible employees, the Bank pays 80% of the monthly premiums for group health coverage and 50% of the monthly premiums for individual and family dental coverage. The Bank pays 100% of the monthly premiums for group life insurance coverage after the employee has completed one year of service. The Bank also sponsors a flexible benefits plan under which employees can pay their ratable share of health insurance premiums on a pre-tax basis and a medical expense reimbursement plan under which employees can defer their salary on a pre-tax basis to cover the costs of certain medical expenses not reimbursed through insurance or otherwise.

            Disability/Death Benefit Plan. The Bank has entered into a non-qualified plan providing death and disability benefits to Mr. Chapman if he dies or becomes disabled prior to his retirement date, i.e., his 65th birthday. In the event of Mr. Chapman's death prior to his retirement date, his beneficiary will be entitled to a benefit equal to 50% of the average three highest total annual amounts of compensation paid to Mr. Chapman during the last five years of his employment (the "Annual Benefit"), reduced by any distribution from the Bank's tax-qualified defined benefit pension plan and one-half of any social security benefits that any beneficiary derives through Mr. Chapman. The annual benefit will be payable for 180 months. In the event of Mr. Chapman's disability prior to his retirement date, the Bank will pay to Mr. Chapman a disability benefit equal to the Annual Benefit, reduced by amounts paid to Mr. Chapman under any disability income policy provided by the Bank. Any disability benefits paid to Mr. Chapman under this plan will cease when Mr. Chapman attains his retirement date.

           Defined Benefit Pension Plan. The Bank maintains the Savings Banks Employees Retirement Association Pension Plan, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of service with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

           At the normal retirement age of 65, the plan is designed to provide a single life annuity. For a married participant, the normal form of benefit is an actuarially reduced joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 100% of that paid during the participant's lifetime. The joint and survivor annuity will be actuarially equivalent to the single life annuity. The retirement benefit provided is an amount equal to 1.25% of a participant's average compensation based on the average of the three consecutive years providing the highest average multiplied by the participant's years of service (up to a maximum of 25 years) plus .6% of such average compensation in excess of covered compensation multiplied by the participant's total number of years of service (up to a maximum of 25 years). Retirement benefits are also payable upon retirement due to early and late retirement, disability or death. A reduced benefit is payable upon early retirement at age 62, at or after age 55 and the completion of ten years of service with the Bank, or at age 50 and the completion of 15 years of service. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit commencing, generally, on such participant's normal retirement date. Benefits under the Retirement Plan are payable in various annuity forms as well as in the form of a single lump sum payment. As of October 31, 1998, the most recent date for which information is available, the market value of the Retirement Plan assets equaled $5.8 million. No contribution was made to the Retirement Plan for the plan year ended October 31, 1998.

           The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1998, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified below.


                                       Years of service and benefit payable at retirement
               Final                   --------------------------------------------------
              average                                                              25 years
            compensation              10              15              20          and after(2)
            ------------           ---------      ----------       ---------      ------------
             $ 50,000               $ 7,382        $11,073          $14,765        $18,456
              100,000                16,632         24,948           33,265         41,581
              150,000                25,882         38,823           51,765         64,706
              160,000(1)             27,732         41,598           55,465         69,331

-------------------
(1) Under present law, a retirement benefit cannot be funded based on compensation in excess of $160,000. Prior to 1994, retirement benefits could be funded based on compensation of up to $235,840. If a participant had accrued a larger retirement benefit based on the law before 1994, the participant would be entitled to the larger benefit.
(2) Benefits under the Retirement Plan are calculated based on a participant's average compensation over a three year period and years of service, up to 25 years. Benefits do not increase due to years of service in excess of 25.

           At December 31, 1998 the approximate years of service for the named executive officers were as follows:


                                               Years of Service
                                               ----------------
           Richard P. Chapman, Jr.                    27
           Charles H. Peck                            33
           Susan M. Ginns                             23

           Supplemental Retirement Income Agreement. The Bank has entered into non-qualified supplemental retirement income agreements ("SRIA") for the benefit of Mr. Richard P. Chapman, Mr. Charles H. Peck and Ms. Susan M. Ginns. The SRIA for Mr. Chapman and Mr. Peck provide them with benefits generally equal to 70% of their average compensation for the three calendar years with the highest rate of compensation in the ten calendar year period prior to retirement, reduced by any distribution they are entitled to receive from the Bank's pension plan and one-half of any Social Security benefits. The SRIA for the benefit of Ms. Ginns provides for a benefit at normal retirement equal to $3,000 per month.

           Retirement benefits under the SRIA are generally payable as a monthly benefit or, at the election of the Bank, as a lump sum benefit. The monthly benefits are payable on early or normal retirement or disability and continue until the later of the executive's death or 15 years from the executive's retirement (20 years in the case of Mr. Chapman). Monthly benefits are provided for designated beneficiaries of participants who do not survive until retirement commencing on the date of death and ending on the earlier of (1) the date the executive would have attained his standard life expectancy or (2) 15 years from the date of death (20 years in the case of the death of Mr. Chapman). Under the SRIAs for Messrs. Chapman and Peck, in the case of a change in control, the executive (or in the event of the executive's death, his beneficiary) is irrevocably entitled to elect a lump sum benefit equal to the actuarial equivalent of the monthly benefit to which the executive is entitled at such time. The SRIA is considered an unfunded plan for tax and ERISA purposes. For the year ended December 31, 1998, the Bank contributed under the SRIA $328,291, $79,920 and $16,589 to Mr. Chapman, Mr. Peck and Ms. Ginns, respectively. All obligations under the SRIA are payable from the general assets of the Bank.

           401(k) Plan. The Bank maintains the Savings Banks Employees Retirement Association 401(k) Plan which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the "401(k) Plan"). All employees who have attained age 21 and have completed one year of employment during which they worked at least 1,000 hours are eligible to participate.

           Under the 401(k) Plan, participants are permitted to make salary reduction contributions equal to the lesser of 15% of compensation or $10,000 (as indexed annually). For these purposes, "compensation" includes wages reported on federal income tax form W-2, but does not include compensation in excess of the Code Section 401(a)(17) limits (i.e., $160,000 for plan years beginning in 1997). All employee contributions and earnings thereon are fully and immediately vested. A participant may withdraw salary reduction contributions in the event the participant suffers a financial hardship. The 401
(k) Plan permits employees to direct the investment of their own accounts into various investment options.

           Plan benefits will be paid to each participant in the form of a life annuity (or joint and survivor annuity if married) upon retirement or death unless an alternate form of distribution (lump sum or equal payments over a fixed period) is selected. If a participant terminates employment prior to retirement, his vested benefit will be held by the 401(k) Plan until the participant elects to receive his benefit from the plan. If a participant (and the participant's spouse, if married) elects to receive benefits after termination of employment prior to normal or early retirement age, benefits will be paid in a lump sum. Normal retirement age under the plan is age 65. Early retirement age is the earliest of age 62, age 55 with ten years of service, or the date on which a claim for Social Security disability income benefits is approved.

           Employee Stock Ownership Plan and Trust. The Bank has implemented an Employee Stock Ownership Plan (the "ESOP"). The first plan year for the ESOP ended October 31, 1998. Employees with at least one year of employment with the Bank and who have attained age 21 are eligible to participate. The ESOP has borrowed funds from the Company and used those funds to purchase shares of the Common Stock of the Company. Collateral for the loan is the Common Stock purchased by the ESOP. The loan will be repaid principally from the Bank's contributions to the ESOP over a maximum of 30 years. The interest rate for the loan is fixed at 8-1/2%. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

           Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of compensation in the year of allocation. For the plan year ended October 31, 1998, 15,927 shares were released from the suspense account and allocated to employees. Participants in the ESOP receive credit for each year of service with the Bank prior to the effective date of the ESOP (up to a maximum of three years). Benefits generally vest over a seven year period. Benefits generally vest at the rate of 20% per year beginning in the third year of service until a participant is 100% vested after seven years or upon normal retirement (as defined in the ESOP), disability or death of the participant or a change in control (as defined in the ESOP). A participant who terminates employment for reasons other than death, retirement or disability prior to seven years of credited service will forfeit the nonvested portion of his benefits under the ESOP. Benefits will be payable in the form of Common Stock and cash upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are discretionary, subject to the loan terms and tax law limits and, therefore, benefits payable under the ESOP cannot be estimated. The Bank is required to record compensation expense in an amount equal to the fair market value of the shares released from the suspense account.

           The Bank's Board of Directors administers the ESOP. The Bank has appointed an independent financial institution to serve as trustee of the ESOP. The ESOP committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, nondirected shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

Transactions with Certain Related Persons

           All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. The balance of loans outstanding to directors, executive officers and their related interests amounted to $6.7 million at December 31, 1998.


--------------------------------------------------------------------------------
               PROPOSAL 2 -APPROVAL OF THE BROOKLINE BANCORP, INC.
                             1999 STOCK OPTION PLAN
--------------------------------------------------------------------------------


General

           The Board of Directors of the Company intends to adopt the 1999 Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, 1,367,465 shares of the Company's Common Stock will be reserved for issuance pursuant to the exercise of options to be granted thereunder. To the extent the Company issues shares under the Stock Option Plan from authorized but unissued shares, the voting interests of current stockholders will be diluted.

           The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. Attached as Appendix A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

           The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

           The committee has full and exclusive power within the limitations set forth in the Stock Option Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Stock Option Plan's purposes; and interpreting and otherwise construing the Stock Option Plan.

           Stock options granted under the Stock Option Plan may be either "incentive stock options" as defined under Section 422 of the Internal Revenue Code or stock options not intended to qualify as such ("non-qualified stock options"). The term of an incentive stock option will not exceed ten years from the date of grant.

           Shares issued upon the exercise of a stock option may be either authorized but unissued shares or reacquired shares held by the Company as treasury shares. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the Participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

           The Stock Option Plan will be administered by a committee of the Board (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board. The members of the Committee shall be appointed by the Board. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate. The Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest and become exercisable. In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, value of the individual's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company. The Committee may extend or accelerate the time period for the exercise of an option.

Stock Options

           All stock options will be exercisable in such installments as the Committee shall determine. If an individual to whom an incentive stock option or right was granted ceases to maintain continuous service for any reason (excluding normal retirement, death or disability, and termination of employment by the Company or any affiliate following a change in control or for cause), such individual may, but only for a three month period immediately following cessation of continuous service and in no event after the expiration date of such option or right, exercise such option or right to the extent that such option or right was exercisable at the date of cessation of service. If an individual to whom a non-statutory stock option was granted ceases to maintain continuous service for any reason (excluding normal retirement, death or disability, and termination of employment by the Company or any affiliate following a change in control or for cause), such individual may, but only for a one year period immediately following cessation of continuous service and in no event after the expiration date of such option or right, exercise such option or right to the extent that such individual was entitled to exercise such option or right at the date of cessation of service. If an individual to whom an incentive stock option, non-statutory stock option or right was granted ceases to maintain continuous service by reason of normal retirement, death or disability, or following a change in control, then, unless the Committee provides otherwise in the instrument evidencing the grant, all options and rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain exercisable for a one year period.

           In the event of an individual's termination of employment or service as a result of death, disability, or normal retirement, the Committee may, upon request by the option holder, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of termination of employment or service exceeds the exercise price, multiplied by the number of shares with respect to which such option is properly exercised. If the continuous service of an individual to whom an option or right was granted by the Company is terminated for cause, all rights under such option or right shall expire immediately upon the effective date of such termination.

           The exercise price for the purchase of shares subject to a stock option may not be less than 100% of the market value of the shares on the date of grant. The exercise price may be paid in cash, shares of Common Stock, or through a "cashless exercise".

Limited Stock Appreciation Rights

           The Committee may grant Limited Rights at the same time as the grant of any option to any employee. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

           Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

Dividend Equivalent Rights

           Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

Reload Options

           Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the number of shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which the additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the stock at the time of the new option grant. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

Effect of Adjustments

           Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

           In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby either the Company is not the continuing holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any individual to whom a stock option or Limited Right has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan and any applicable vesting period) upon exercise of the option or Limited Right to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or Limited Right over the exercise price of the option multiplied by the number of shares with respect to which the option or Limited Right has been exercised.

Amendment and Termination

           The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted.

Federal Income Tax Consequences

           An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company for income tax purposes as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

           In the case of the exercise of a non-statutory stock option, an optionee will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the Common Stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the optionee will recognize the ordinary income in the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m).

           The exercise of Limited Rights will result in the recognition of compensation income by employees and self- employment income by outside directors on the date of exercise in an amount of cash and/or fair market value on that date of the shares acquired pursuant to the exercise. Similarly, the receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient. The Company will be allowed a deduction at the time, and in the amount of, any compensation or self-employment income recognized by the employee or outside director, respectively, under the circumstances described above, provided that the Company meets its federal withholding obligations.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
               PROPOSAL 3--APPROVAL OF THE BROOKLINE BANCORP, INC.
                       1999 RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------


General

           The Board of Directors intends to adopt a Recognition and Retention Plan (the "RRP") as a method of recognizing prior service and providing executive officers and directors with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. Pursuant to the RRP, restricted stock awards covering 546,986 shares will be reserved for issuance under the RRP.

           Attached as Appendix B to this Proxy Statement is the complete text of the RRP. The principal features of the RRP are summarized below.

Principal Features of the RRP

           The RRP provides for the award of shares of Common Stock ("RRP Shares"), subject to the restrictions described below. Each award under the RRP will be made on terms and conditions, consistent with the RRP, as determined by the RRP committee.

           The RRP will be administered by a committee of the Board consisting of either (i) at least two "non-employee directors" or (ii) the entire Board (the "RRP Committee"). The members of the RRP Committee shall be appointed by the Board. The RRP Committee will select the recipients and terms of awards pursuant to the RRP, and may determine to accelerate the vesting period of an award. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the RRP Committee to participate in the RRP. In determining to whom and in what amount to grant awards, the RRP Committee considers the position and responsibilities of eligible employees, the value of their services to the Company and the Bank and other factors it deems relevant. As of December 31, 1998, there were 13 non-employee directors eligible to participate in the RRP.

           The RRP provides that RRP Shares used to fund awards under such plan may be either authorized but unissued shares or issued shares reacquired by the Company in the open market and held as treasury shares. To the extent that the Company utilizes authorized but unissued shares to fund the RRP, the voting interests of current stockholders will be diluted.

           RRP Shares to be awarded in 1999 to directors, officers and employees will vest in such installments as the RRP Committee shall determine. RRP Shares are subject to forfeiture if the recipient fails to remain in continuous service (as defined in the RRP) as an employee, officer or director of the Company or the Bank for the stipulated period (the "restricted period").

           In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of normal retirement, death or disability, or following a change in control, RRP Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited and returned to the Company. Prior to vesting of the nonvested RRP shares, a recipient will have the right to vote the nonvested RRP Shares which have been awarded to the recipient and will receive any dividends declared on such RRP Shares.

Effect of Adjustments

           Restricted stock awarded under the RRP will be adjusted by the RRP Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Federal Income Tax Consequences

           Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for income tax purposes by the Company.

Amendment to the RRP

           The Board of Directors may at any time amend, suspend or terminate the RRP or any portion thereof, provided however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award theretofore made pursuant to the RRP.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 RECOGNITION AND RETENTION PLAN.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

           In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 160 Washington Street, Brookline, Massachusetts 02447, no later than November 16, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

           The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

           The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

           The date on which the Annual Meeting of Stockholders is expected to be held is April 20, 2000. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2000 Annual Meeting of Stockholders must be given to the Company no later than January 22, 2000.

           A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO PAUL R. BECHET, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, BROOKLINE BANCORP, INC., 160 WASHINGTON STREET, BROOKLINE, MASSACHUSETTS 02447, OR CALL AT 617-730-3500.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             George C. Caner, Jr.
                                             Corporate Secretary

Brookline, Massachusetts
March 15, 1999

                                                                      APPENDIX A


                             BROOKLINE BANCORP, INC.

                             1999 STOCK OPTION PLAN


1.         Purpose

           The purpose of the Brookline Bancorp, Inc. 1999 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Brookline Savings Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.         Definitions

           The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

           "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

           "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

           "Bank" means Brookline Savings Bank, or a successor corporation.

           "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

           "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

           "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

           "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Bank Holding Company Act of 1956, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the "BHCA"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

           "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

           "Company" means Brookline Bancorp, Inc. or a successor corporation.

           "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

           "Date of Grant" means the actual date on which an Award is granted by the Committee.

           "Director" means a member of the Board.

           "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

           "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

           "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

           "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by The Wall Street Journal, if published) or any nationally recognized stock exchange on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market or any nationally recognized stock exchange, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

           "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

           "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

           "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

           "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

           "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

           "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

           "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

           "Option" means an Award granted under Section 7 or Section 8.

           "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

           "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

           "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.         Plan Administration Restrictions

           The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

           All transactions involving a grant, award or other acquisition from the Company shall:

           (a) be approved by the Company's full Board or by the Committee; or

           (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

           (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.         Types of Awards

           Awards under the Plan may be granted in any one or a combination of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights; and (e) Reload Options.

5.         Stock Subject to the Plan

           Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 1,367,465 shares. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.         Eligibility

           Key Employees of the Company and its Affiliates shall be eligible to receive Non-Statutory Stock Options, Incentive Stock Options, Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.         Non-Statutory Stock Options

           7.1 Grant of Non-Statutory Stock Options

           (a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7.

           (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

           (c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

           (d) Manner of Exercise and Vesting. The Committee may, in its sole discretion, designate the period over which the Non-Statutory Stock Options shall vest or accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

           (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

           (f) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Normal Retirement, death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for one year following the date of his Normal Retirement, death or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

           (g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.         Incentive Stock Options

           8.1 Grant of Incentive Stock Options

           The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

           (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

           (b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

           (c) Manner of Exercise. The Committee may, in its sole discretion, designate the period over which the Incentive Stock Options shall vest or accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code and in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Options. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise. An Incentive Stock Option shall not be earned unless the Participant maintains Continuous Service with the Bank or an Affiliate until the Incentive Stock Option vests.

           (d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 684,000. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

           (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

           (f) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

           Upon termination of a Key Employee's employment due to Normal Retirement, death, Disability, or following a Change in Control, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three
(3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

           (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

           (h) Compliance with Code. The Options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.         Limited Rights

           9.1 Grant of Limited Rights

           The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

           (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

           The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

           Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

           (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.        Dividend Equivalent Rights

           Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

           (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

           (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

           (c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend, on the date the dividend is declared, exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11.        Reload Option

           Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.        Surrender of Option

           In the event of a Participant's termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.        Alternate Option Payment Mechanism

           The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

           (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

           (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

           (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.        Rights of a Stockholder

           A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.        Agreement with Participants

           Each Award of Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.        Designation of Beneficiary

           A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.        Dilution and Other Adjustments

           In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

           (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

           (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

           (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

           No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.        Effect of a Change in Control on Option Awards

           In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

           (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

           (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

19.        Withholding

           There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.        Amendment of the Plan

           The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than the death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

21.        Effective Date of Plan

           The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

22.        Termination of the Plan

           The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related Rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.        Applicable Law

           The Plan will be administered in accordance with the laws of the Commonwealth of Massachusetts.

           IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of _______________________.


Date Approved by Stockholders:    _____________________

Effective Date:                   _____________________



ATTEST:                                    BROOKLINE BANCORP, INC.


---------------------------                -------------------------------------
Secretary                                  Richard P. Chapman, Jr.
                                           President and Chief Executive Officer

                                                                      APPENDIX B


                             BROOKLINE BANCORP, INC.

                       1999 RECOGNITION AND RETENTION PLAN


1.         Establishment of the Plan

           Brookline Bancorp, Inc. hereby establishes the Brookline Bancorp, Inc. 1999 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.         Purpose of the Plan

           The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Brookline Savings Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.         Definitions

           The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

           "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

           "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

           "Bank" means Brookline Savings Bank, or a successor corporation.

           "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

           "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

           "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

           "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Bank Holding Company Act of 1956, as amended, and applicable rules and regulations promulgated thereunder (collectively, the "BHCA") as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

           "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

           "Company" means Brookline Bancorp, Inc. the stock holding company of the Bank, or a successor corporation.

           "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

           "Director" means a member of the Board.

           "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

           "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

           "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

           "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

           "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

           "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

           "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

           "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 6 with respect to Restricted Stock awarded under the Plan.


           "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan.

           4.1 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

           4.2 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.2, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

           4.3 Plan Administration Restrictions. All transactions involving a grant, award or other acquisition from the Company shall:

           (a) be approved by the Company's full Board or by the Committee; or

           (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

           (c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

           4.4 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.         Eligibility; Awards

           5.1 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

           5.2 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section
5.1 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Articles of Organization and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 546,986.

           In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

           In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

           No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

           5.3 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.2 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

           5.4 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.         Terms and Conditions of Restricted Stock

           The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.1 through 6.8, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

           6.1 General Rules. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which (as the Committee shall determine and provide for in the agreement referred to in Section 5.3), the Shares awarded as Restricted Stock shall vest. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

           6.2 Continuous Service; Forfeiture. Except as provided in Section 6.3, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.1 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

           6.3 Exception for Termination Due to Death, Disability, Normal Retirement or following a Change in Control. Notwithstanding the general rule contained in Section 6.1, Restricted Stock awarded to a Recipient whose employment with, or service on, the Board of the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

           6.4 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an

Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

           6.5 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Brookline Bancorp, Inc. 1999 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Brookline Bancorp, Inc. 160 Washington Street, Brookline, Massachusetts 02147."

           6.6 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.5 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

           6.7 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

           6.8 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.1, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.3 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.3 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.1.

7.         Adjustments Upon Changes in Capitalization

           In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.5.

8.         Assignments and Transfers

           No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.         Key Employee Rights Under the Plan

           No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.        Outside Director Rights Under the Plan

           Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.        Withholding Tax

           Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.        Amendment or Termination

           The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.        Governing Law

           The Plan shall be governed by the laws of the Commonwealth of Massachusetts.

14.        Term of Plan

           The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

           IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of _______________________.

Date Approved by Shareholders:     ______________________

Effective Date:                    ______________________


ATTEST:
                                           BROOKLINE BANCORP, INC.



---------------------------                -------------------------------------
Secretary                                  Richard P. Chapman, Jr.
                                           President and Chief Executive Officer

                                REVOCABLE PROXY


                            BROOKLINE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 15, 1999


           The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Brookline Holiday Inn, 1200 Beacon Street, Brookline, Massachusetts 02446 on April 15, 1999, at 10:00 a.m. Eastern Standard Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                                              VOTE
                                                                       FOR                  WITHHELD
                                                                       ---                  --------
                                                                   (except as
                                                                    marked to
                                                                   the contrary
                                                                      below)
1.  The election as Directors of all nominees listed below
    each to serve for a three-year term                                 [ ]                    [ ]

          George C. Caner, Jr.
          Richard P. Chapman, Jr.
          Edward D. Rowley
          William V. Tripp, III
          Peter O. Wilde

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


-----------------------------


-----------------------------


                                                                      FOR            AGAINST        ABSTAIN
                                                                      ---            -------        -------
2.  The approval of the Company's 1999 Stock
    Option Plan.                                                      [ ]              [ ]             [ ]


3.  The approval of the Company's 1999 Recognition
    and Retention Plan.                                               [ ]              [ ]             [ ]


The Board of Directors recommends a vote "FOR" Proposal 1, Proposal 2 and Proposal 3.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.


The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 15, 1999 and audited financial statements.


Dated:                                       [ ]  Check Box if You Plan
       ------------------------                   to Attend Annual Meeting


-------------------------------              -------------------------------
PRINT NAME OF Stockholder                    PRINT NAME OF Stockholder


-------------------------------              -------------------------------
SIGNATURE OF Stockholder                     SIGNATURE OF Stockholder



Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.




--------------------------------------------------------------------------------

           Please complete and date this proxy and return it promptly in the enclosed postage-paid envelope.

--------------------------------------------------------------------------------